RYDEX SERIES FUNDS

    SUPPLEMENT DATED MARCH 19, 2004 TO THE RYDEX SERIES FUNDS' A-CLASS SHARES
           PROSPECTUS DATED AUGUST 1, 2003, AS AMENDED MARCH 15, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1. INVESTMENTS IN A-CLASS SHARES OF THE U.S. GOVERNMENT MONEY MARKET FUND

The following disclosure provides additional information concerning the procedure for purchasing A-Class Shares of the U.S. Government Money Market Fund. These procedures will remain in effect until further notice.

     Investors may not currently make direct investments into A-Class Shares of the U.S. Government Money Market Fund (the "Money Market Fund"). Investors may exchange A-Class Shares of other Rydex Funds for A-Class Shares of the Money Market Fund, and thereafter may exchange A-Class Shares of the Money Market Fund for A-Class Shares of other Rydex Funds. For additional information on how to exchange A-Class Shares, please see the "Exchanging Fund Shares" section of the prospectus.



                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE


         THESE PROCEDURES WILL REMAIN IN EFFECT UNTIL FURTHER NOTICE.